Income Taxes	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
INCOME TAXES
15.	INCOME TAXES

The Group and its subsidiaries, and the VIEs file tax returns separately.

Cayman Islands

The Group is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Group is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

British Virgin Islands

The Group’s subsidiary incorporated in the BVI is not subject to taxation.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazette on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

PRC

The Group’s subsidiary and the VIEs incorporated in PRC are subject to PRC Enterprise Income Tax (“EIT”) law. Pursuant to the relevant laws and regulations in the PRC, beginning from January 1, 2020, Puyi Bohui has been qualified for west development taxation preference and subject to an income tax rate of 15%. Shenzhen Zhongxiang is qualified for Shenzhen Qianhai modern services cooperation district entity tax preference and is subject to an income tax rate for 15%, and Shenzhen Zhongxiang was sold to a third-party in March 2023. Chongqing Fengyi and Puyi Consulting are qualified for west development taxation preference and are subject to an income tax rate for 15%. Based on the operating status of Puyi Dake, it has been certified as a High and New Technology Enterprise (“HNTE”), thus enjoys a preferential tax treatment of an income tax rate of 15%. Puyi Family Office and other PRC subsidiaries are subject to a standard 25% EIT.

The components of the income tax expense (benefit) are as follows:

	Years ended June 30,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$

Current	1,072	1,464	1,160	160
Deferred	(10,680)	(2,389)	7,425	1,024
Total income tax expense (benefit)	(9,608)	(925)	8,585	1,184

The principal components of the deferred income tax assets and liabilities are as follows:

	As of June 30,
	2022	2023	2023
	RMB	RMB	US$
Deferred tax assets:
Tax loss carry forward	28,314	26,104	3,600
Allowance for doubtful accounts, credit losses and impairment losses	1,723	1,723	238
Advertising expense	-	7,931	1,094
Intangible assets and other temporary book/tax differences	-	2,478	341
Subtotal	30,037	38,236	5,273
Less: valuation allowances	6,059	21,684	2,990
Total	23,978	16,552	2,283

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more-likely-than-not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided RMB6,059 and RMB21,684 valuation allowance for the years ended June 30, 2022 and 2023, respectively. The net change of valuation allowance during the year ended June 30, 2023 was RMB15,625, including an increase of RMB23,051 partially offset by a deduction of RMB7,426 due to the disposal of a subsidiary.

The Group had total tax loss carry-forwards of RMB184,258 and RMB149,477 as of June 30, 2022 and 2023, respectively. The decrease in the tax loss carry-forwards was mainly due to the disposal of a subsidiary. As of June 30, 2023, the tax loss carry-forwards will expire between the calendar years 2024 through 2028. For the years ended June 30, 2022 and 2023, there was no tax loss carried forward expired and canceled.

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years ended June 30,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$

PRC	(54,265)	(60,049)	(32,676)	(4,506)
Hong Kong	(85)	(140)	(502)	(69)
Others	(1,324)	(1,403)	(1,814)	(251)
Total loss from operations before income taxes	(55,674)	(61,592)	(34,992)	(4,826)
PRC income tax statutory rate	25%	25%	25%	25%
Income tax benefit at statutory tax rate	(13,919)	(15,398)	(8,748)	(1,206)
Preferential tax treatments	403	7,186	3,262	450
Super deduction of qualified R&D expenditures	(360)	-	(138)	(19)
Expenses not deductible for tax purposes	998	695	500	69
Uncertain tax provision	2,800	1,400	260	36
Deferred tax effect of tax rate change	-	768	(5,751)	(793)
Impact of different tax rates in other jurisdictions	354	385	579	80
True-up temporary book/tax differences	-	-	2,123	293
Disposal of a subsidiary	-	-	(6,561)	(905)
Others	(114)	264	8	1
Valuation allowances	230	3,775	23,051	3,178
Income tax expense (benefit)	(9,608)	(925)	8,585	1,184

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of June 30, 2022 and 2023, the Group had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Group intends to reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

The Group analyzes its uncertain income tax positions concerning transfer pricing on a regular basis, which were primarily concerned with sales activities conducted among the subsidiaries and the VIEs that had different income tax rates (ranging from nil to 25%) and the amount of taxes that could have been paid additionally, in aggregation, had those sales activities were conducted among subsidiaries and the VIEs without any preferential income tax rates. When such potential impact is identified, the Group recognizes 100% of the calculated income tax exposure as an income tax expense and other tax liabilities.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2021, 2022 and 2023 the Group had RMB12,100, RMB13,500 and RMB13,760 of unrecognized tax benefits that if recognized would affect the annual effective tax rate. We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For years ended June 30, 2021, 2022 and 2023 the Group recognized no interest or penalty expense related to unrecognized tax benefits.

Movements of unrecognized tax benefits are as follows:

	RMB	US$
Balance as of July 1, 2020	9,300	1,316
Provisions for uncertain tax positions during the year ended June 30, 2021	2,800	434
Balance as of June 30, 2021	12,100	1,874
Provisions for uncertain tax positions during the year ended June 30, 2022	1,400	209
Balance as of June 30, 2022	13,500	2,015
Provisions for uncertain tax positions during the year ended June 30, 2023	260	36
Balance as of June 30, 2023	13,760	1,898